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                                 Exhibit 23(b)
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                        Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated January 23, 1998 for the year ended August 31, 1997 which appears on page F-2 of Amendment No. 3 to Agribrands International, Inc.'s General Form for Registration of Securities on Form 10.



/s/ Price Waterhouse LLP



Price Waterhouse LLP
St. Louis, Missouri
April 3, 1998